SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $12,213,000 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Taipan International Limited, (referred to as the **"Lender")**.

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of **$12,213,000** (referred to as the "**Principal Amount**" and "**the Note")**;

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________
Taipan International Limited KHOO YONG AI
[Name of Officer] DIRECTOR
[Designation]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Taipan International Limited
[Name of Officer]
[Designation]

KHOO YONG AI
DIRECTOR

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $4,071,000 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as **"this Agreement"**), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the **"Borrower"**), hereby promises to pay to the order of Borneo Resources Limited, (referred to as the **"Lender")**.

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $4,071,000 (referred to as the "**Principal Amount**" and "**the Note")**;

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as **"the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration , the parties hereto hereby agree as follows :

1. **Definitions.** All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________
Borneo Resources Limited
[Name of Officer]
[Designation]

ROJE JUAN LINGAM
DIRECTOR

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Borneo Resources Limited ROJE JUAN LINGAM
[Name of Officer] DIRECTOR
[Designation]

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $482,006 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the **"Borrower"**), hereby promises to pay to the order of Chong Chi Kiong @ Thomas Chong (referred to as the **"Lender")**.

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $482,006 (referred to as the "**Principal Amount**" and "**the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement**");

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Chong Chi Kiong @ Thomas Chong
Identity Card No.: 580813-12-5147

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Chong Chi Kieng @ Thomas Chong
Identity Card No.: 580813-12-5147

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $108,492 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Yong Yit Fui @ Steven (referred to as the "**Lender**").

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $108,492 (referred to as the "**Principal Amount**" and "**the Note**");

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement**");

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________

Name: Yong Yit Fui @ Steven
Identity Card No. : 651225-12-5007

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ____________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ____________________

Name: Yong Yit Fui @ Steven
Identity Card No. : 651225-12-5007

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $162,840 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Khoo Yong Ai (referred to as the "**Lender").**

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $162,840 (referred to as the "**Principal Amount**" and "**the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration , the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________
Name: Khoo Yong Ai
Identity Card No. : 670214-07-5466

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Khoo Yong Ai
Identity Card No. : 670214-07-5466

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $108,492 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Teo Zye Keun (referred to as the "**Lender**").

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $108,492 (referred to as the "**Principal Amount**" and "**the Note**");

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement**");

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Teo Zye Keun
Identity Card No. : 810505-12-5429

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Teo Zye Keun
Identity Card No. : 810505-12-5429

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $162,840 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the **"Borrower"**), hereby promises to pay to the order of Wong Yung Jack (referred to as the **"Lender").**

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $162,840 (referred to as the "**Principal Amount**" and "**the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ____________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ____________________
Name: Wong Yung Jack
Identity Card No. : 830406-12-5809

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $86,916 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Lee Chun Hao (referred to as the **"Lender")**.

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $86,916 (referred to as the "**Principal Amount**" and "**the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration , the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Lee Chun Hao
Identity Card No.: 830927-12-5179

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $482,006 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as **"this Agreement"**), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the **"Borrower"**), hereby promises to pay to the order of Rozita Noorizam Binti Ajmain (referred to as the **"Lender")**.

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $482,006 (referred to as the **"Principal Amount"** and **"the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as **"the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________

Name: Rozita Noorizam Binti Ajmain
Identity Card No.: 780612-12-5630

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________

Name: Rozita Noorizam Binti Ajmain
Identity Card No.: 780612-12-5630

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $241,207 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Reggie Abraham (referred to as the **"Lender").**

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $241,207 (referred to as the "**Principal Amount**" and "**the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________
Name: Reggie Abraham
Identity Card No.: 681201-12-5077

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Reggie Abraham
Identity Card No.: 681201-12-5077

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $54,348 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Mariana Binti Jamarudin (referred to as the **"Lender").**

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $54,348 (referred to as the "**Principal Amount**" and "**the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ____________________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ____________________________________
Name: Mariana Binti Jamarudin
Identity Card No.: 840218-12-5474

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________

Name: Mariana Binti Jamarudin
Identity Card No.: 840218-12-5474

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $617,774 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Lang Yan Poh (referred to as the **"Lender").**

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $617,774 (referred to as the "**Principal Amount**" and "**the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement"**);

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration , the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________

Name: Lang Yan Poh
Identity Card No.: 580825-12-5451

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ____________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ____________________
Name: Lang Yan Poh
Identity Card No.: 580825-12-5451

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $271,332 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Gordon Henry Low (referred to as the **"Lender").**

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $271,332 (referred to as the "**Principal Amount**" and **"the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as **"the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration , the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Gordon Henry Low
Passport No.: 124154831 (expiring 14.01.2031)

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________

Name: Gordon Henry Low
Passport No.: 124154831 (expiring 14.01.2031)

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $753,340 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Darren Yong Jia Jiun (referred to as the "**Lender**").

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $753,340 (referred to as the "**Principal Amount**" and "**the Note**");

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement**");

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration , the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________
Name: Darren Yong Jia Jiun
Identity Card No.: 780404-12-5177

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________

Name: Darren Yong Jia Jiun
Identity Card No.: 780404-12-5177

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $241,003 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Chai Bee Foon @ Chua Kuan Fung (referred to as the **"Lender").**

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $241,003 (referred to as the "**Principal Amount**" and "**the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration , the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________

Name: Chai Bee Foon @ Chua Kuan Fung
Identity Card No.: 580407-12-5766

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Chai Bee Foon @ Chua Kuan Fung
Identity Card No.: 580407-12-5766

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $27,072 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the **"Borrower"**), hereby promises to pay to the order of Anuar Bin Ismail (referred to as the **"Lender").**

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $27,072 (referred to as the "**Principal Amount**" and "**the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as "**the Share Sale Agreement")**;

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW , THEREFORE , for other good and valuable consideration , the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking paripassu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s).The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share,which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. TheLender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequentwritten agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Anuar Bin Ismail
Identity Card No.: 510524-04-5163

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ____________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ____________________

Name: Anuar Bin Ismail
Identity Card No.: 510524-04-5163

SUPPLEMENT TO PROMISSORY NOTE

Amount: USD $271,332 [Principal amount]

THIS SUPPLEMENT TO PROMISSORY NOTE (referred to as "**this Agreement**"), dated 20th January 2022 is made by and between, the undersigned Verde Resources, Inc., (referred to as the "**Borrower**"), hereby promises to pay to the order of Ahmad Nor Aramia Bin Mahiyuddin (referred to as the **"Lender").**

WHEREAS , the Borrower executed and delivered a Note dated 12 May 2021 for the benefit of the Lender in the original principal amount of $271,332 (referred to as the "**Principal Amount**" and **"the Note");**

WHEREAS, the Lender and Borrower are parties to a Shares Sale Agreement dated 12 May 2021 (referred to as **"the Share Sale Agreement");**

WHEREAS, the Lender and Borrower desire to amend the Note as set forth herein.

NOW , THEREFORE , for other good and valuable consideration , the parties hereto hereby agree as follows :

1. **Definitions.**All capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in the Note.

2. **Payment.** The parties have agreed that the Principal Amount due and payable on the 12 May 2023, shall be satisfied in full by an allotment and issue of new shares of the restricted common stock in the Borrower, each credited as fully paid-up and ranking pari passu in all respects with the then-existing shares of Borrower in favour of the Lender, or its nominee(s). The allotment and issue of the restricted common stock of the Borrower shall be priced at USD 0.0611 per share, which represents the immediately preceding ninety (90) daysVolume Weighted Average Price (VWAP) from the date of this Agreement. The Lender and Borrower mutually agreed that the actual date for the allotment and issue of new shares of the restricted common stock will be confirmed in asubsequent written agreement.

3. **All other terms unchanged.** Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4. **Note** .All references in the "Note" shall mean the Note as hereby amended.

5. **Binding on Successors and legal Assigns.** This Agreement shall be binding upon and inure the benefit of the parties and the respective successors and assigns.

[SIGNING PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________

Name: Ahmad Nor Aramia Bin Mahiyuddin
Identity Card No.: 870526-56-5217

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Borrower's Signature ______________________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________________
Name: Ahmad Nor Aramia Bin Mahiyuddin
Identity Card No.: 870526-56-5217